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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):  September 25, 1998

                              IBS INTERACTIVE, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

       DELAWARE                       0-24073                13-3817344
(STATE OR OTHER JURISDICTION        (COMMISSION             (IRS EMPLOYER
   OF INCORPORATION)                FILE NUMBER)          IDENTIFICATION NO.)

2 RIDGEDALE AVENUE, SUITE 350, CEDAR KNOLLS, NEW JERSEY         07927
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                    (ZIP CODE)

Registrant's telephone number, including area code: (973) 285-2600




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ITEM 2.        ACQUISITION OR DISPOSITION OF ASSETS.

               As announced in its press release of Monday, September 28, 1998, on September 24, 1998, IBS Interactive, Inc. ("IBS") entered into a Membership Interest Purchase Agreement with all of the members of DesignFX Interactive, LLC, a Web-design, programming and hosting company located in Cherry Hill, New Jersey, whereby IBS acquired all of the issued and outstanding membership interests of DesignFX Interactive, LLC, in exchange for $1,251,000 (subject to certain adjustments) of unregistered shares of IBS common stock, par value $.01 per share, valued by the parties at $6.25 per share. IBS intends to continue the existing operations of DesignFX Interactive, LLC without any material changes.

               The  foregoing  summary  of  the  Membership   Interest  Purchase
Agreement is qualified in its entirety by reference to the Membership Interest Purchase Agreement, a copy of which is attached hereto as an exhibit.





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ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  (A)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

                  It is impracticable to file the financial statements required by Item 7(a) with the initial filing of this Report on Form 8-K. Such financial statements will be filed by amendment to this Report as soon as practicable and within 60 days after the required filing date for this Report.

                  (B)  PRO FORMA FINANCIAL INFORMATION.

                  It is impracticable to file the pro forma financial information required by Item 7(b) with the initial filing of this Report on Form 8-K. Such pro forma financial information will be filed by amendment to this Report as soon as practicable and within 60 days after the required filing date for this Report.

                  (C)  EXHIBITS.

                  The following exhibits are included as part of this Report:

                  2.1 Membership Interest Purchase Agreement, dated September 24, 1998, by and among IBS and Peter Bowman, Lawrence Rafkin, Robert Gillespie, Steven Rotella, Steven Swartz, Joseph Calabro, Febe Dwyer, Barbara Glass-Seran, Clifford Seran, Stanley Lerner, Annette Monti, Christina Monti, Jack Monti, Rogelio Valencia, Linda Valencia and Phyllis Wood.

                  99.1     Press release of IBS, dated September 28, 1998.



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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    IBS INTERACTIVE, INC.



Date:  October 9, 1998              By:   /s/ Nicholas R. Loglisci, Jr.
                                       Name:  Nicholas R. Loglisci, Jr.
                                       Title: President and
                                              Chief Executive Officer




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                                  EXHIBIT INDEX


EXHIBIT NO.                DESCRIPTION
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2.1                       Membership   Interest   Purchase   Agreement,   dated
                          September  24,   1998,  by and  among  IBS  and  Peter
                          Bowman, Lawrence Rafkin, Robert Gillespie, Steven Rotella, Steven Swartz, Joseph Calabro, Febe Dwyer, Barbara Glass-Seran, Clifford Seran, Stanley Lerner, Annette Monti, Christina Monti, Jack Monti, Rogelio Valencia, Linda Valencia and Phyllis Wood.

99.1                      Press Release of IBS, dated September 28, 1998.